[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1999



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) NEW DISCOVERY
                              SERIES


MFS(R) NEW DISCOVERY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST\S/\M/
TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Brian E. Stack*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* Affiliated with the Investment Adviser
+ Independent Trustee

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of 73.41% (including the reinvestment of any distributions). This compares to a 21.26% return for the Russell 2000 Total Return Index (the Russell 2000) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

As a group, small-company stock performance began to come back strongly in the fourth quarter of 1999 as evidenced by the Russell 2000, after a period in which small-cap performance was overshadowed by that of larger caps, and in which the markets seemed to favor a very narrow group of stocks within the large-cap group. Technology in all of its forms, including semiconductors, software, and the Internet, spearheaded the comeback of small-cap stocks, and the Series' overweighting in technology contributed strongly to its outperformance relative to the index.

The performance of information technology services companies, particularly those related to the deployment of Internet-based applications, also came back strongly late in the year. Services companies had struggled for much of the year, reflecting investors' fears about possible earnings shortfalls caused by the re-allocation of corporate budgets towards remediation of the Year 2000 computing problem. The Series is overweighted in these companies because we believe that, by and large, they have well-constructed business models and provide a good way to profit from the diffusion of technology throughout society. Holdings in this sector that performed strongly over the past six months include CBT Group, which provides Web-based training to information technology professionals; Technology Solutions, which designs and implements systems that help corporations to better manage their customer relations; and RSA Security, a leading provider of software that enables secure transactions over the Internet, as well as secure access to corporate computing networks.

One area that disappointed us during the period was health care. The Series is invested in several companies that provide new medical technologies and health care cost containment. Ordinarily, we would expect these to be good investments because our population is aging while health care has become more technological and more costly. Unfortunately, reimbursement remained a problematic issue in 1999, with Medicare, one of the biggest health care payers, under pressure to cut costs. That negatively influenced the entire health care sector. We remain optimistic that holdings like Caremark, a relatively unknown company that provides prescription management to help health care providers control drug costs, will benefit once investor sentiment towards health care issues improves.

A company in the health care sector that performed very well this period, however, was Cytyc. The company produces a new, more effective Pap test that appears to us to be poised to dominate the U.S. market. Through our Original Research(SM) process, we uncovered this company very early in its history. As the company has overcome various hurdles, including FDA approval and acceptance by insurers, we have seen the stock price rise accordingly; in the second half of 1999, the price more than doubled on news of better-than- expected acceptance in initial trials in the Northeast, as well as acceptance for reimbursement by Aetna, a leading player in the health insurance industry.

Moving into 2000, we believe that small-cap stocks, as a group, present a compelling combination. Having recently been out of favor, we feel small caps are on average selling at lower valuations and possess greater growth prospects than large-cap companies.

Our overall strategy for the Series is to buy stock in young growth companies that are classified as small cap, which in today's environment we define as market caps beneath $1.5 billion. We buy shares in companies that we believe have qualities that will enable them to someday grow into big companies, namely: unique products and services; barriers to competition, to enable them to defend themselves against new entrants; and fundamental attributes which are the hallmarks of most good businesses, such as high profit margins, strong cash flow, and good management. What distinguishes our approach, we believe, is our heavy reliance on research, which hopefully enables us to take positions early in a company's life cycle. We try to select companies about which we have a high level of conviction, that we can own for several years with the prospect of their growing into bigger enterprises -- at which point we may sell them as they graduate to be mid cap or large cap.

A company that fits that description is PMC-Sierra. We began buying the stock at a time when a lot of people didn't want to look at PMC because some of its historical, or legacy, businesses had matured and were experiencing decelerating growth and declining margins. But what was less apparent to someone taking a brief glance at PMC, and what our research pointed out, was its embryonic business providing integrated circuits to the communications environment -- to companies like Cisco that today are putting the Internet in place. So we bought into this lesser-known company when its market capitalization was about $400 million. The stock has appreciated considerably, more than doubling in the past six months alone, and PMC has grown into a $10 billion company. In fact, PMC's market cap has grown so large that we sold it out of our portfolio. So our experience with PMC-Sierra is emblematic of what can happen when we do our job right.

     Respectfully,

 /s/ Brian E. Stack

     Brian E. Stack
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Brian E. Stack is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) New Discovery Fund, the New Discovery Series offered through MFS(R)/Sun Life annuity products, and MFS(R) New Discovery Series (part of MFS(R) Variable Insurance Trust(SM)). He is also a portfolio manager of MFS(R) Institutional Emerging Equities Fund.

Mr. Stack joined MFS in 1993 as a research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries. He was named portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he had worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Size: $18.1 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, May 1, 1998, through December 31, 1999. Index information is from May 1, 1998.)

        MFS New Discovery Series        Russell 2000 Total Return Index
--------------------------------------------------------------------------------
 5/98         $10,000                             $10,000
12/98          10,220                               8,806
12/99          17,723                              10,678


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                                 1 Year                Life*
------------------------------------------------------------------------------
Cumulative Total Return                         +73.41%              +77.23%
------------------------------------------------------------------------------
Average Annual Total Return                     +73.41%              +40.91%
------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                 1 Year                Life*
------------------------------------------------------------------------------
Russell 2000 Total Return Index#                +21.26%              + 4.01%
------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, May
 1, 1998, through December 31, 1999. Index information is from May 1, 1998. (+)Average annual rates of return.
#Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 86.8%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES             VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 83.5%
  Airlines - 0.6%
    Atlas Air, Inc.*                                                      2,361       $    64,780
    Skywest, Inc.                                                         1,621            45,388
                                                                                      -----------
                                                                                      $   110,168
-------------------------------------------------------------------------------------------------
  Auto Parts - 0.4%
    Brooks Automation, Inc.*                                              2,472       $    80,494
-------------------------------------------------------------------------------------------------
  Broadcasting - 0.5%
    Radio One, Inc.*                                                        390       $    35,880
    Spanish Broadcasting Systems, Inc.*                                   1,175            47,294
                                                                                      -----------
                                                                                      $    83,174
-------------------------------------------------------------------------------------------------
  Business Machines - 1.0%
    Affiliated Computer Services, Inc., "A"*#                             3,971       $   182,666
-------------------------------------------------------------------------------------------------
  Business Services - 16.5%
    Airnet Commerce Corp.*                                                  970       $    35,284
    BISYS Group, Inc.*#                                                   3,145           205,211
    Complete Business Solutions, Inc.*#                                   6,781           170,373
    Computer Horizons Corp.*                                              3,530            57,142
    Dendrite International, Inc.*                                         3,014           102,082
    Diamond Technology Partners, Inc., "A"*                               2,022           173,766
    Digimarc Corp.*                                                       1,260            63,000
    IMRglobal Corp.*#                                                    12,909           162,169
    infoUSA, Inc.*                                                        7,896           110,051
    Learning Tree International, Inc.*#                                   4,932           138,096
    Luminant Worldwide Corp.*                                             1,669            75,940
    Meta Group, Inc.*                                                     2,517            47,823
    Mettler Toledo International, Inc.*                                   1,340            51,171
    Modis Professional Services, Inc.*#                                   9,459           134,791
    National Data Corp.                                                   5,740           194,801
    Navigant Consulting Co.*                                              9,000            97,875
    Nextera Enterprises, Inc.*                                            7,546            97,155
    NOVA Corp.*                                                           9,915           312,942
    Probusiness Services, Inc.*                                           2,415            86,940
    Radiant Systems, Inc.*                                                7,163           287,863
    Renaissance Worldwide, Inc.*                                          3,774            27,833
    Technology Solutions Co.*#                                           10,862           355,730
                                                                                      -----------
                                                                                      $ 2,988,038
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.7%
    HNC Software, Inc.*                                                   1,715       $   181,361
    Verity, Inc.*                                                         3,060           130,241
                                                                                      -----------
                                                                                      $   311,602
-------------------------------------------------------------------------------------------------
  Computer Software - Services - 7.6%
    Bottomline Technologies, Inc.*                                        1,610       $    57,960
    Hyperion Solutions Corp.*                                             5,248           228,288
    Mastech Corp.*#                                                       7,820           193,545
    RSA Security, Inc.*                                                   9,846           763,065
    Tier Technologies, Inc.*                                             15,068           127,136
                                                                                      -----------
                                                                                      $ 1,369,994
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 13.6%
    Acxiom Corp.*                                                         2,275       $    54,600
    Apex, Inc.*#                                                          3,257           105,038
    Aspen Technology, Inc.*#                                              6,769           178,955
    AVT Corp.*                                                            2,171           102,037
    Brio Technology, Inc.*                                                1,580            66,360
    Cambridge Technology Partners, Inc.*                                  3,736            98,070
    Checkfree Holdings Corp.*                                               768            80,256
    Computer Network Technology Corp.*                                   11,018           252,725
    CSG Systems International, Inc.*                                      2,066            82,382
    Cysive, Inc.*                                                           735            52,966
    Etec Systems, Inc.*#                                                  4,255           190,943
    Exchange Applications Software*                                       1,841           102,866
    Foundry Networks, Inc.*                                                  30             9,051
    Harbinger Corp.*                                                      8,761           278,709
    Intelligroup, Inc.*                                                   4,000            99,000
    MMC Networks, Inc.*                                                   7,090           243,719
    New Era of Networks, Inc.*                                            1,390            66,199
    Packeteer, Inc.*                                                          5               355
    Peoplesoft, Inc.*                                                     2,227            47,463
    Transaction System Architects, Inc., "A"*                             5,593           156,604
    TSI International Software Ltd.*                                      1,230            69,649
    Wind River Systems, Inc.*                                             3,186           116,687
                                                                                      -----------
                                                                                      $ 2,454,634
-------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Sodexho Marriott Services, Inc.                                       5,883       $    76,479
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.3%
    Sportsline USA, Inc.*                                                 4,547       $   227,918
-------------------------------------------------------------------------------------------------
  Containers - 0.7%
    Ivex Packaging Corp.*                                                12,352       $   123,520
-------------------------------------------------------------------------------------------------
  Electronics - 6.8%
    Applied Micro Circuits Corp.*                                           593       $    75,459
    Burr-Brown Corp.*                                                     4,300           155,337
    Cable Design Technologies Corp.*                                      3,289            75,647
    Credence Systems Corp.*                                               1,477           127,761
    DuPont Photomasks, Inc.*                                              3,284           158,453
    GaSonics International Corp.*                                         4,441            87,710
    MKS Instruments, Inc.*                                                2,961           106,966
    Photronics, Inc.*                                                     4,803           137,486
    SIPEX Corp.*                                                          3,159            77,593
    Triquint Semiconductor, Inc.*                                         1,589           176,776
    Varian Semiconductor Equipment Associates, Inc.*                      1,310            44,540
    Virata Corp.*                                                           510            15,236
                                                                                      -----------
                                                                                      $ 1,238,964
-------------------------------------------------------------------------------------------------
  Entertainment - 1.4%
    Emmis Broadcasting Corp., "A"*                                        1,226       $   152,810
    Macromedia, Inc.*                                                       658            48,116
    Young Broadcasting, Inc., "A"*                                          852            43,452
                                                                                      -----------
                                                                                      $   244,378
-------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Financial Federal Corp.*                                              1,668       $    38,051
-------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    S1 Corp.*                                                             1,398       $   109,219
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Del Monte Foods Co.*#                                                 8,723       $   107,402
-------------------------------------------------------------------------------------------------
  Healthcare - 1.9%
    Caremark Rx, Inc.*                                                   66,462       $   336,464
-------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Inspire Insurance Solutions, Inc.*                                   15,430       $    70,882
-------------------------------------------------------------------------------------------------
  Internet - 3.3%
    Allaire Corp.*                                                          370       $    54,136
    Digital Insight Corp.*                                                1,507            54,817
    Exactis Common, Inc.*                                                 3,710            90,199
    Jupiter Communications, Inc.*                                         1,905            57,626
    Netopia, Inc.*                                                          773            41,984
    Onesource Information Services, Inc.*                                 5,470            73,503
    pcOrder.com, Inc.*                                                      960            48,960
    Proxicom, Inc.*                                                         510            63,399
    Ticketmaster Online-Citysearch, Inc.*                                 1,260            48,431
    VeriSign, Inc.*                                                         298            56,900
                                                                                      -----------
                                                                                      $   589,955
-------------------------------------------------------------------------------------------------
  Machinery - 0.8%
    Applied Science and Technology, Inc.*                                 1,419       $    47,160
    Asyst Technologies, Inc.*                                             1,561           102,343
                                                                                      -----------
                                                                                      $   149,503
-------------------------------------------------------------------------------------------------
  Manufacturing - 0.4%
    Kemet Corp.*                                                          1,760       $    79,310
-------------------------------------------------------------------------------------------------
  Media - 0.3%
    Network Event Theater, Inc.*                                          2,300       $    61,582
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Haemonetics Corp.*                                                    3,666       $    87,297
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.9%
    Cyberonics, Inc.*                                                     4,725       $    75,305
    Cytyc Corp.*                                                            937            57,215
    IDEXX Laboratories, Inc.*#                                           11,645           187,776
    IDX Systems Corp.*                                                    2,651            82,844
    Impath, Inc.*                                                         2,297            58,430
    LifePoint Hospitals, Inc.*                                            4,834            57,102
    Martek Biosciences Corp.*##                                             554             6,648
    Orthodontic Centers of America, Inc.*                                 4,617            55,115
    Osteotech, Inc.*                                                      5,704            76,291
    Summit Technology, Inc.*                                              3,800            44,412
    Superior Consultant Holdings Corp.*                                   2,697            38,432
    Total Renal Care Holdings, Inc.*                                     16,347           109,320
    V. I. Technologies, Inc.*                                             6,347            43,636
                                                                                      -----------
                                                                                      $   892,526
-------------------------------------------------------------------------------------------------
  Oil Services - 3.6%
    Cooper Cameron Corp.*                                                 1,609       $    78,740
    Dril-Quip, Inc.*                                                      1,474            44,773
    Global Industries, Inc.*                                             15,010           129,461
    Input/Output, Inc.*                                                   8,214            41,583
    National Oilwell, Inc.*                                               2,675            41,964
    Noble Drilling Corp.*                                                 5,922           193,946
    Trico Marine Services, Inc.*                                          8,230            58,124
    Weatherford International, Inc.*                                      1,539            61,464
                                                                                      -----------
                                                                                      $   650,055
-------------------------------------------------------------------------------------------------
  Oils - 2.8%
    Houston Exploration Co.*                                              6,828       $   135,280
    Marine Drilling Companies, Inc.*                                      5,360           120,265
    Newfield Exploration Co.*                                             6,352           169,916
    Oceaneering International, Inc.*                                      5,970            89,177
                                                                                      -----------
                                                                                      $   514,638
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Scholastic Corp.*#                                                    3,637       $   226,176
-------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Papa John's International, Inc.*                                      4,166       $   108,576
    Sonic Corp.*                                                          2,608            74,328
                                                                                      -----------
                                                                                      $   182,904
-------------------------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Sylvan Learning Systems, Inc.*                                        8,560       $   111,280
-------------------------------------------------------------------------------------------------
  Stores - 0.7%
    CSK Auto Corp.*                                                       3,876       $    67,830
    Petco Animal Supplies, Inc.*                                          3,904            58,072
                                                                                      -----------
                                                                                      $   125,902
-------------------------------------------------------------------------------------------------
  Technology - 0.4%
    Varian, Inc.*                                                         3,006       $    67,635
-------------------------------------------------------------------------------------------------
  Telecommunications - 6.8%
    Advanced Fibre Communications, Inc.*                                  2,710       $   121,103
    Ancor Communications, Inc.*                                           1,080            73,305
    ANTEC Corp.*                                                          2,510            91,615
    California Amplifier, Inc.*                                           3,110            81,832
    Carrier Access Corp.*                                                   160            10,770
    Intermedia Communications, Inc.*                                      5,337           207,142
    Natural Microsystems Corp.*                                           1,790            83,795
    Net Perceptions, Inc.*                                                1,440            60,480
    Network Solutions, Inc.*                                                589           128,144
    Pinnacle Holdings, Inc.*                                              3,951           167,424
    Proxim, Inc.*                                                         1,381           151,910
    Tekelec Co.*                                                          2,310            51,975
                                                                                      -----------
                                                                                      $ 1,229,495
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $15,122,305
-------------------------------------------------------------------------------------------------

Foreign Stocks - 3.3%
  Canada - 0.3%
    Four Seasons Hotels, Inc. (Restaurants and Lodging)                     858       $    45,689
-------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Trintech Group PLC, ADR (Computer Software - Products)*               1,006            49,797
-------------------------------------------------------------------------------------------------
  Israel - 0.4%
    Fundtech Ltd. (Computer Software - Systems)*#                         3,900       $    79,950
-------------------------------------------------------------------------------------------------
  United Kingdom - 2.3%
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                                        12,360       $   414,060
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $   589,496
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $12,180,069)                                           $15,711,801
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.7%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00, at
      Amortized Cost                                                   $  1,395       $ 1,394,884
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $13,574,953)                                      $17,106,685
-------------------------------------------------------------------------------------------------

Securities Sold Short - (1.1)%
-------------------------------------------------------------------------------------------------
                                                                         SHARES
-------------------------------------------------------------------------------------------------
  Computer Software - Systems
    LHS Group, Inc.*                                                       (100)      $    (2,456)
-------------------------------------------------------------------------------------------------
  Internet - (0.8)%
    Retek, Inc.*                                                         (1,930)      $  (145,233)
-------------------------------------------------------------------------------------------------
  Media - (0.3)%
    Network Event Theater, Inc.*                                         (1,600)      $   (47,600)
-------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $193,430)                             $  (195,289)
-------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 6.6%                                                 $ 1,203,783
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $18,115,179
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
  # Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
 ## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $13,574,953)            $17,106,685
  Investment of collateral for securities loaned, at value
    (identified cost, $2,709,869)                                   2,709,869
  Cash                                                                 40,960
  Foreign currency, at value (identified cost, $12)                        10
  Deposits with brokers for securities sold short                     193,580
  Receivable for Series shares sold                                   538,897
  Receivable for investments sold                                     582,363
  Interest and dividends receivable                                       858
  Other assets                                                          3,522
                                                                  -----------
      Total assets                                                $21,176,744
                                                                  -----------
Liabilities:
  Securities sold short, at value
    (proceeds received, $193,430)                                 $   195,289
  Payable for Series shares reacquired                                 36,485
  Payable for investments purchased                                   119,379
  Collateral for securities loaned, at value                        2,709,869
  Payable to affiliate for management fee                                 425
  Accrued expenses and other liabilities                                  118
                                                                  -----------
      Total liabilities                                           $ 3,061,565
                                                                  -----------
Net assets                                                        $18,115,179
                                                                  ===========
Net assets consist of:
  Paid-in capital                                                 $13,523,936
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                              3,529,872
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   1,061,371
                                                                  -----------
      Total                                                       $18,115,179
                                                                  ===========
Shares of beneficial interest outstanding                          1,049,122
                                                                   =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)          $17.27
                                                                    ======

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                    $  14,275
    Dividends                                                        1,661
    Securities lending income                                        1,880
    Foreign taxes withheld                                              (6)
                                                                ----------
      Total investment income                                   $   17,810
                                                                ----------

  Expenses -
    Management fee                                              $   37,518
    Trustees' compensation                                           2,431
    Shareholder servicing agent fee                                  1,459
    Administrative fee                                                 355
    Custodian fee                                                    5,110
    Printing                                                        36,359
    Auditing fees                                                   15,721
    Legal fees                                                       2,429
    Miscellaneous                                                    2,346
                                                                ----------
      Total expenses                                            $  103,728
    Fees paid indirectly                                              (860)
    Reduction of expenses by investment adviser                    (54,929)
                                                                ----------
      Net expenses                                              $   47,939
                                                                ----------
        Net investment loss                                     $  (30,129)
                                                                ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $1,460,795
    Securities sold short                                           (3,116)
    Foreign currency transactions                                        7
                                                                ----------
      Net realized gain on investments and foreign
        currency transactions                                   $1,457,686
                                                                ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $3,437,861
    Securities sold short                                           (2,461)
    Translation of assets and liabilities in foreign
      currencies                                                        (3)
                                                                ----------
      Net unrealized gain on investments and foreign
        currency translation                                    $3,435,397
                                                                ----------
        Net realized and unrealized gain on investments
          and foreign currency                                  $4,893,083
                                                                ----------
          Increase in net assets from operations                $4,862,954
                                                                ==========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                            1999            1998*
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                         $    (30,129)   $     (4,026)
  Net realized gain (loss) on investments and foreign currency transactions      1,457,686         (50,853)
  Net unrealized gain on investments and foreign currency translation            3,435,397          94,475
                                                                              ------------    ------------
    Increase in net assets from operations                                    $  4,862,954    $     39,596
                                                                              ------------    ------------
Distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions                       $   (311,307)   $       --
                                                                              ------------    ------------
Net increase in net assets from Series share transactions                     $ 12,425,252    $  1,098,684
                                                                              ------------    ------------
    Total increase in net assets                                              $ 16,976,899    $  1,138,280
Net assets:
  At beginning of period                                                         1,138,280            --
                                                                              ------------    ------------
  At end of period                                                            $ 18,115,179    $  1,138,280
                                                                              ============    ============

*For the period from the commencement of the Series' investment operations,  May 1, 1998, through
 December 31, 1998.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 PERIOD ENDED
                                                            DECEMBER 31, 1999           DECEMBER 31, 1998*
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                              $    10.22     $    10.00
                                                                                   ----------     ----------

Income from investment operations# -
  Net investment loss(S)                                                           $    (0.09)    $    (0.04)
  Net realized and unrealized gain on investments and foreign currency                   7.53           0.26
                                                                                   ----------     ----------
      Total from investment operations                                             $     7.44     $     0.22
                                                                                   ----------     ----------

Less distributions declared to shareholders from net realized gain on
  investments and foreign currency transactions                                    $    (0.39)    $     --
                                                                                   ----------     ----------
Net asset value - end of period                                                    $    17.27     $    10.22
                                                                                   ==========     ==========
Total return                                                                            73.41%          2.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                             1.17%          1.17%+
  Net investment loss                                                                   (0.72)%        (0.74)%+
Portfolio turnover                                                                        185%           130%
Net assets at end of period (000 Omitted)                                          $   18,115     $    1,138

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. In consideration, the Series pays MFS a fee no greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                                          $    (0.25)    $    (0.28)
      Ratios (to average net assets):
        Expenses##                                                                       2.49%          5.22%+
        Net investment loss                                                             (2.04)%        (4.79)%+

 * For the period from the commencement of the Series' investment operations, May 1, 1998, through December 31, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 32 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $2,652,806. These loans were collateralized by U.S. Treasury securities of $10,836 and cash of $2,709,869 which was invested in the following short-term obligation:

                                                             IDENTIFIED COST
                                                    SHARES         AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     2,709,869        $2,709,869

Short Sales - The Series may enter into short sales. A short sale transaction involves selling a security which the Series does not own with the intent of purchasing it later at a lower price. The Series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Series may be required to pay in connection with a short sale. Whenever the Series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $30,129 was reclassified from accumulated net investment loss to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share. At December 31, 1999, accumulated undistributed net realized gain on investments and foreign currency transactions under book accounting was different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $76,912.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and purchased option transactions aggregated $17,572,727 and $7,846,823, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $ 13,695,134
                                                           ============
Gross unrealized appreciation                              $  3,773,576
Gross unrealized depreciation                                  (362,025)
                                                           ------------
    Net unrealized appreciation                            $  3,411,551
                                                           ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                          YEAR ENDED DECEMBER 31, 1999    PERIOD ENDED DECEMBER 31, 1998*
                          ----------------------------    -------------------------------
                                  SHARES        AMOUNT                SHARES       AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                    1,306,924   $17,118,606               112,023   $1,104,461
Shares issued to shareholders
  in reinvestment of
  distributions                   18,737       311,327                  --         --
Shares reacquired               (387,890)   (5,004,681)                 (673)      (5,777)
                               ---------   -----------               -------   ----------
    Net increase                 937,771   $12,425,252               111,350   $1,098,684
                                 =======   ===========               =======   ==========

* For the period from the commencement of the Series' investment operations, May 1, 1998, through December 31, 1998.

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $40. The Series had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year ended and the period from commencement of investment operations, May 1, 1998 through December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS New Discovery Series at December 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

FEDERAL TAX INFORMATION

For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 3.79%.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                              VND-2 2/00 38.5M